IDX Risk-Managed Bitcoin Strategy Fund

Investor Class Shares: BTCDX

Institutional Class Shares: BTIDX

IDX Commodity Opportunities Fund

Investor Class Shares: CFIDX

Institutional Class Shares: COIDX

Each a Series of IDX Funds

Supplement dated June 8, 2023,

to the

Prospectus and Statement of Additional Information (the “SAI”), each dated April 28, 2023

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Changes to the Prospectus

The following replaces the information under the sub-heading “Opening a New Account” under the heading “Purchasing Shares” on page 45 of the Prospectus:

Opening a New Account. To open an account with a Fund, take the following steps:

(1) Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Investor Class shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

(2) Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the name of the Fund in which you are investing to:

[Name of Fund]

c/o Gryphon Fund Group

3000 Auburn Drive, Ste. 410

Beachwood, OH 44122

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by a Fund or the Transfer Agent in connection with any cancelled check.

The following replaces the information under the sub-heading “By Mail” under the heading “Exchanging Shares” on page 48 of the Prospectus:

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

[Name of Fund]

c/o Gryphon Fund Group

3000 Auburn Drive, Ste. 410

Beachwood, OH 44122

The following replaces the first paragraph under the sub-heading “Regular Mail Redemptions” under the heading “Redeeming Shares” on page 48 of the Prospectus:

Regular Mail Redemptions. Regular mail redemption requests should identify the name of the applicable Fund(s) and be addressed to:

[Name of Fund]

c/o Gryphon Fund Group

3000 Auburn Drive, Ste. 410

Beachwood, OH 44122

The following replaces the third paragraph on the back cover page of the Prospectus:

To request a free copy of the SAI, the Funds’ annual and semi-annual reports, and other information about the Fund, or to make inquiries about the Fund, write the Fund at [Fund Name], c/o Gryphon Fund Group, 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122, or call the Fund at 216-329-4271. The SAI is also available on the Funds’ website at www.idx-funds.com.

Changes to the SAI

The following replaces the address for IDX Funds on the cover page of the SAI:

IDX Funds

c/o Gryphon Fund Group

3000 Auburn Drive, Ste. 410

Beachwood, OH 44122

The following replaces the sentence immediately preceding the chart of Trustees and Executive Officers information under the sub-heading “Trustees and Officers” under the heading “Board of Trustees, Officers, and Principal Shareholders” on page 12 of the SAI:

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The address of each trustee and officer is 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122.

The following replaces the first sentence under the sub-heading “Administrator and Transfer Agent” under the heading “Management and Administration” on page 19 of the SAI:

Administrator and Transfer Agent. Gryphon Fund Group, LLC (the “Administrator”), with principal offices at 3000 Auburn Drive, Ste. 410, Beachwood, OH 44122, provides accounting and administrative services for the Trust pursuant to a Master Services Agreement (“MSA”).

The following replaces the address under the sub-heading “Transfer of Registration” under the heading “Purchases, Redemptions, and Special Shareholder Services” on page 24 of the SAI:

IDX Funds

c/o Gryphon Fund Group

3000 Auburn Drive, Ste. 410

Beachwood, OH 44122.

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You should read this Supplement in conjunction with the Prospectus and SAI dated April 28, 2023, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at 216-329-4271.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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